SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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DRIVEN BRANDS HOLDINGS INC.

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Your Vote Counts!
DRIVEN BRANDS HOLDINGS INC. 2021 Annual Meeting Vote by June 8, 2021 11:59 PM EDT

DRIVEN BRANDS HOLDINGS INC. 440 SOUTH CHURCH ST., SUITE 700 CHARLOTTE, NC 28202

D50580-P51237

 You invested in DRIVEN BRANDS HOLDINGS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 9, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming annual meeting of stockholders. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors	For
Nominees:
01) Neal Aronson
02) Jonathan Fitzpatrick

2.	Advisory vote to approve the compensation of our named executive officers.	For

3.	Advisory vote to approve the frequency of future advisory votes to approve the compensation of our named executive officers.	Year

4.	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2021.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

D50581-P51237